UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas 78249
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2023, the Board of Directors (the “Board”) of Clear Channel Outdoor Holdings, Inc. (the “Company”) appointed David Sailer, currently the Executive Vice President, Chief Financial Officer of the Americas of the Company, as Executive Vice President, Chief Financial Officer of the Company, effective as of March 1, 2024 (the “Transition Date”). Also on December 18, 2023, the Board and Brian D. Coleman agreed that Mr. Coleman will depart from his position as Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company, effective as of the Transition Date, upon which time he will become a consultant to the Company until April 15, 2025 (unless earlier terminated pursuant to the terms of the Coleman Consulting Agreement (as defined below)) in order to assist with transition matters.

Chief Financial Officer Appointment

Mr. Sailer, age 49, has been the Executive Vice President, Chief Financial Officer of the Americas of the Company since August 2014. He joined the Company in October 2013 as Senior Vice President-Financial Planning, and Analysis (FP&A) for Clear Channel Communications. Prior to joining the Company, Mr. Sailer was the Chief Financial Officer of the NBC News Digital Portfolio, his final NBC Universal position in a thirteen-year tenure that included progressively responsible leadership roles across a variety of news and digital properties. Mr. Sailer earned a Master of Business Administration from Fordham University and a bachelor of finance and professional accounting from Montclair State University.

In connection with the appointment of Mr. Sailer as Executive Vice President, Chief Financial Officer, the Company and Mr. Sailer will enter into an employment agreement, to be effective on the Transition Date (the “Sailer Employment Agreement”). The employment term of the Sailer Employment Agreement will commence on the Transition Date and end on the third anniversary of such date and will be automatically extended for additional two year periods, unless either party provides prior written notice of non-renewal.

Pursuant to the Sailer Employment Agreement, effective as of the Transition Date, Mr. Sailer (i) will receive a base salary at an annualized rate of $650,000; (ii) will be eligible to receive an annual bonus based on financial and performance criteria established by the Compensation Committee of the Board (the “Committee”) with a target of 100% of Mr. Sailer’s annual base salary; (iii) will receive, subject to approval by the Board, a sign-on long term incentive equity award with a grant date fair value equal to approximately $400,000, which will be comprised of 40% time-based restricted stock units and 60% performance-based restricted stock units (the “Sign-On Equity Award”); and (iv) will be eligible to receive, commencing in fiscal year 2024, an annual long term incentive equity award with a target grant date fair value equal to approximately $1,200,000 (each such annual grant, an “Annual Equity Award”); provided, that in no event will the grant date fair value of any Annual Equity Award be less than $300,000. The Sign-On Equity Award and each Annual Equity Award will be granted under, and subject to the terms and conditions of, the Company’s 2012 Second Amended and Restated Stock Incentive Plan, as it may be amended from time to time (the “Incentive Plan”) and the applicable award agreements.

In the event that Mr. Sailer is terminated without Cause or resigns for Good Cause (each as defined in the Sailer Employment Agreement), subject to Mr. Sailer’s timely execution and non-revocation of a release of claims in a form satisfactory to the Company, Mr. Sailer will receive the following severance payments and benefits: (i) continued base salary for 12 months following the termination date; (ii) eligibility to receive a pro rata portion of the annual bonus for the year in which such termination occurs, calculated based on actual performance and prorated based on the number of days he was employed during such year; and (iii) notwithstanding anything to the contrary set forth in any of the applicable award agreements, (x) any unvested time-vesting equity awards that are scheduled to vest within the 12-month period following the termination date will accelerate and vest as of the termination date, and (y) any outstanding and unvested PSUs will vest as follows: (1) 1/3rd of the target number of performance-based restricted stock units (“PSUs”) will be eligible to vest if the termination date is before the date that is two years prior to the applicable Vesting Date (as defined in the applicable award agreement), (2) 2/3rds of the target number of PSUs will be eligible to vest if the termination date is on or after the date that is two years prior to the applicable Vesting Date but before the date that is one year prior to the applicable Vesting Date, or (3) 100% of the target number of PSUs will be eligible to vest if the termination date is on or after the date that is one year prior to the applicable Vesting Date. The portion of PSUs eligible to vest pursuant to the foregoing will remain outstanding and eligible to be earned at the end of the applicable performance period based on achievement of the applicable performance metric, as outlined in the applicable award agreement, and, if earned, will be distributed to Mr. Sailer within 60 days of the end of such performance period.

The Sailer Employment Agreement also contains a customary confidentiality provision that survives Mr. Sailer’s termination of employment, as well as customary non-competition and non-solicitation provisions that apply during employment and for the 12-month period thereafter.

There are no arrangements or understandings between Mr. Sailer and any other person pursuant to which Mr. Sailer was appointed as Executive Vice President, Chief Financial Officer of the Company. Mr. Sailer does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related transactions or relationships between Mr. Sailer and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Chief Financial Officer Separation

In connection with Mr. Coleman’s transition, the Company and Mr. Coleman will enter into a second amended and restated employment agreement (the “Coleman Employment Agreement”), which, effective as of December 19, 2023, will supersede his prior amended and restated employment agreement. Additionally, in connection with Mr. Coleman’s transition, the Company and Mr. Coleman will enter into a consulting agreement, effective as of the Transition Date (the “Coleman Consulting Agreement”). Mr. Coleman will remain employed as Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company through the Transition Date, unless his employment with the Company is terminated earlier in accordance with the Coleman Employment Agreement.

Pursuant to the Coleman Employment Agreement, Mr. Coleman (i) will receive a base salary at an annualized rate of $700,000 through the Transition Date; and (ii) will be eligible to receive an annual bonus based on financial and performance criteria established by the Committee with a target of 100% of Mr. Coleman’s annual base salary, prorated based on the number of days he is employed during the applicable calendar year. Mr. Coleman has already received his long-term incentive equity award in respect of fiscal year 2023, and he will not be eligible to receive an annual long-term incentive equity award in respect of fiscal year 2024.

In the event that Mr. Coleman is terminated without Cause, resigns for Good Cause (each as defined in the Coleman Employment Agreement) or if Mr. Coleman’s employment is terminated on the Transition Date in accordance with Section 1 of the Coleman Employment Agreement, in each case, subject to Mr. Coleman’s timely execution and non-revocation of a release of claims in a form satisfactory to the Company, Mr. Coleman will receive the following severance payments and benefits: (i) continued base salary for 12 months following the termination date; (ii) eligibility to receive a pro rata portion of the annual bonus for the year in which such termination occurs, calculated based on actual performance and prorated based on the number of days he was employed during such year; and (iii) notwithstanding anything to the contrary set forth in any of the applicable award agreements, in the event that Mr. Coleman and the Company do not enter into the Coleman Consulting Agreement, (x) any unvested equity awards granted prior to April 1, 2023 will accelerate and vest as of the termination date, (y) any unvested time-vesting equity awards granted after April 1, 2023 that are scheduled to vest within the 12-month period following the date of termination will accelerate and vest as of the termination date, and (z) any outstanding and unvested PSUs granted after April 1, 2023 will vest as follows: (1) 1/3rd of the target number of PSUs will be eligible to vest if the termination date is before the date that is two years prior to the applicable Vesting Date (as defined in the applicable award agreement), (2) 2/3rds of the target number of PSUs will be eligible to vest if the termination date is on or after the date that is two years prior to the applicable Vesting Date but before the date that is one year prior to the applicable Vesting Date, or (3) 100% of the target number of PSUs will be eligible to vest if the termination date is on or after the date that is one year prior to the applicable Vesting Date. The portion of PSUs eligible to vest pursuant to the foregoing will remain outstanding and eligible to be earned at the end of the applicable performance period based on achievement of the applicable performance metric, as outlined in the applicable award agreement, and, if earned, will be distributed to Mr. Coleman within 60 days of the end of such performance period. In the event that Mr. Coleman and the Company enter into the Coleman Consulting Agreement, Mr. Coleman’s unvested equity awards will remain outstanding and eligible to vest pursuant to the terms of the applicable award agreements and the Incentive Plan during the period Mr. Coleman provides services to the Company pursuant to the Coleman Consulting Agreement, and any of Mr. Coleman’s equity awards that remain unvested following the termination of Mr. Coleman’s consulting services pursuant to the Coleman Consulting Agreement will vest in accordance with the Coleman Consulting Agreement (as described below).

The Coleman Employment Agreement also contains a customary confidentiality provision that survives Mr. Coleman’s termination of employment, as well as customary non-competition and non-solicitation provisions that each apply for the greater of (i) 12 months following Mr. Coleman’s termination of employment with the Company and (ii) the term of the Coleman Consulting Agreement.

The Coleman Consulting Agreement provides for a term of engagement beginning on the Transition Date and ending on April 15, 2025 (the “Consulting Term”), unless earlier terminated pursuant to its terms. During such term of engagement, Mr. Coleman will provide such consulting services as may be reasonably requested of Mr. Coleman from time to time by the Chief Executive Officer of the Company. During the Consulting Term, Mr. Coleman will be paid a consulting fee at the rate of $29,000 per month.

If the Consulting Term is terminated by the Company for any reason, subject to Mr. Coleman’s timely execution and non-revocation of a release of claims in a form satisfactory to the Company, Mr. Coleman will receive a lump sum cash payment equal to the aggregate consulting fee in respect of the portion of the Consulting Term that has not yet lapsed as of such termination date. However, if Mr. Coleman materially breaches his obligations under the Coleman Consulting Agreement or the restrictive covenants set forth in the Coleman Employment Agreement, he will not receive such lump sum payment and will only receive payment of any consulting fee accrued but unpaid through such termination date. Mr. Coleman may terminate the Coleman Consulting Agreement for any reason upon 60 days prior written notice to the Company, and upon such a termination, the Company’s only obligations to Mr. Coleman will be payment of any consulting fee accrued but unpaid through such termination date and to provide the equity award treatment described below.

Notwithstanding anything to the contrary set forth in any of the applicable award agreements, upon the date of termination of the Consulting Term (such date, the “Consultancy End Date”), (x) any unvested equity awards granted prior to April 1, 2023 will accelerate and vest as of the Consultancy End Date, (y) any unvested time-vesting equity awards granted after April 1, 2023 that are scheduled to vest within the 12-month period following the Consultancy End Date will accelerate and vest as of the Consultancy End Date, and (z) any outstanding and unvested PSUs granted after April 1, 2023 will vest as follows: (1) 1/3rd of the target number of PSUs will be eligible to vest if the Consultancy End Date is before the date that is two years prior to the applicable Vesting Date (as defined in the applicable award agreement), (2) 2/3rds of the target number of PSUs will be eligible to vest if the Consultancy End Date is on or after the date that is two years prior to the applicable Vesting Date but before the date that is one year prior to the applicable Vesting Date, or (3) 100% of the target number of PSUs will be eligible to vest if the Consultancy End Date is on or after the date that is one year prior to the applicable Vesting Date. The portion of PSUs eligible to vest pursuant to the foregoing will remain outstanding and eligible to be earned at the end of the applicable performance period based on achievement of the applicable performance metric, as outlined in the applicable award agreement, and, if earned, will be distributed to Mr. Coleman within 60 days of the end of such performance period.

The foregoing is not a complete description of the parties’ rights and obligations under the Sailer Employment Agreement, the Coleman Employment Agreement or the Coleman Consulting Agreement and is qualified by reference to the full text and terms of the agreements, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this report, respectively, and incorporated herein by reference

Item 7.01	Regulation FD Disclosure

On December 19, 2023, the Company issued a press release announcing the Chief Financial Officer succession described above and reaffirming guidance for the fourth quarter and fiscal year of 2023. A copy of the press release is attached hereto and furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Sailer Employment Agreement, dated as of December 19, 2023, by and between Clear Channel Outdoor Holdings, Inc. and David Sailer

10.2	Coleman Second Amended and Restated Employment Agreement, dated as of December 19, 2023, by and between Clear Channel Outdoor Holdings, Inc. and Brian D. Coleman

10.3	Form of Consulting Agreement by and between Clear Channel Outdoor Holdings, Inc. and Brian D. Coleman to be entered into on March 1, 2024.

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on December 19, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

	By:	/s/ Lynn A. Feldman
Lynn A. Feldman
Executive Vice President, Chief Legal Officer and Corporate Secretary